UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2009

HORIZON FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Washington	0-27062	91-1695422
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Cornwall Avenue, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code): (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a)(b)      On September 4, 2009, Horizon Financial Corp. (“Company”) announced that Greg B. Spear, Chief Financial Officer and Secretary of both the Company and Horizon Bank (“Bank”) resigned. Mr. Spear’s resignation is effective as of September 3, 2009. Mr. Spear’s letter of resignation did not indicate that his resignation was in connection with any disagreement with the Company or the Bank pertaining to the Company’s or the Bank’s operations, policies or practices.  Ms. Kelli J. Holz, the Senior Vice President and Controller of the Company and the Bank will assume Mr. Spear’s responsibilities on an interim basis.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

99.1           Press Release of Horizon Financial Corp. dated September 4, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HORIZON FINANCIAL CORP.

Date: September 4, 2009	By:	/s/ Richard P. Jacobson
Richard P. Jacobson
Chief Executive Officer and President

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